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                                                                    Exhibit 10.8
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                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of the 9 day of April, 1991, by and between NEW EDGE PETROLEUM CORPORATION (the "Corporation") and John E. Calaway ("Calaway").

     WHEREAS, the Corporation desires to employ Calaway on the terms and conditions set forth herein; and

     WHEREAS, Calaway is willing to accept such employment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the Corporation and Calaway have agreed and do hereby agree as follows:

     SECTION 1.  EMPLOYMENT, TERM, DUTIES AND AUTHORITY.  The Corporation hereby
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employs Calaway and Calaway hereby accepts employment as Chairman of the Board,
President, and Chief Executive Officer of the Corporation commencing as of the date hereof and continuing until April 9, 1996 (the "Normal Expiration Date") unless sooner terminated in accordance with the provisions of Section 5 hereof. The period commencing from the date hereof to the Normal Expiration Date is called the "Employment Period." Beginning April 9, 1995, the Corporation and Calaway agree to negotiate in good faith for an extension of this Agreement on such terms as they may agree upon, and if they are unable to agree upon an extension, the Normal Expiration Date shall control. If the parties have not agreed upon an extension by December 9, 1995, then Calaway will be free to seek employment as a consultant,
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employee, agent, officer, director, or any other position with any entity or individual he so chooses; and the Corporation is free to negotiate with whomever it chooses to fill his position. Calaway shall be responsible to report to the Board of Directors of the Corporation and will perform such other duties on behalf of the Corporation as the Board of Directors of the Corporation shall from time to time direct, as are customarily performed by a Chairman of the Board, President and Chief Executive Officer of a business corporation. Calaway shall devote such productive time, energy and ability to the proper and efficient conduct of the Corporation's business as shall be necessary for the successful conduct thereof, provided that subject to the provisions of Section 8 hereof, Calaway shall be able to pursue other business interests so long as such pursuit does not unreasonably interfere with Calaway's fulfillment of his duties hereunder.

     SECTION 2.  COMPENSATION.
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          (a)  BASIC COMPENSATION.  The Corporation shall pay Calaway basic
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     compensation at the rate of at least Two Hundred Ninety-five Thousand
     Dollars ($295,000) per annum during the Employment Period, which shall be payable in equal semimonthly installments on the fifteenth and last day of each calendar month. Calaway's salary shall be increased annually by the increase, if any, in the current price index, although there shall be no decrease. Calaway's salary shall be annually reviewed by the Board and may be increased to reflect Calaway's contributions by the vote of two-thirds or more of the entire nine person Board of Directors, but shall in no event be decreased below the base compensation herein specified.

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     (b)  OVERRIDING ROYALTY INTEREST. Calaway shall receive, and the
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Corporation hereby promises to convey as and when Leases on New Prospects (as hereinafter defined) are obtained, a three-tenths of one percent (.3%) Overriding Royalty (which term shall be defined for purposes hereof in accordance with the meaning which is commonly given that term in the oil and gas industry as of the date hereof) ("ORR") in oil, gas and other mineral Leases on New Prospects (as hereinafter defined) executed by the Corporation (or by any joint venture which the Corporation shall be a party to) and prospective lessees during the term of this Agreement. The term "Leases on New Prospects" shall include, for purposes of this Agreement, all oil, gas and other mineral leases consummated during the term of this Agreement. The Corporation shall convey the ORR to Calaway within a reasonable time after the execution of a Lease on New Prospect, and such conveyance shall be in the form of a recordable instrument as is typically used by the Corporation to convey to others overriding royalties.

     (c)  ADDITIONAL BENEFITS. Calaway shall be entitled to participate in the
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Corporation's employee benefits plans, in accordance with their terms, and to receive such other forms of remuneration or benefits which the Corporation may from time to time make available to its executive officers of a similar rank, as well as reasonable paid vacations. The Corporation shall also provide at its expense during the Employment Period a $1,000,000 term life insurance policy, payable to Calaway or his designated beneficiaries.

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          (d)  WITHHOLDINGS. All payments made to Calaway pursuant to this
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     Agreement shall be reduced by all required federal, state and local withholdings for taxes and similar charges.

     SECTION 3. REIMBURSEMENT OF EXPENSES. It is understood that Calaway is
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authorized to incur reasonable business expenses for promoting the business of the Corporation, including reasonable expenditures for travel, lodging, meals and client or business associate entertainment. Calaway shall be entitled to receive reimbursement of all such expenses incurred as a result of his duties under this Agreement.

     SECTION 4. CONTINUATION OF COMPENSATION DURING ILLNESS. If Calaway shall
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become temporarily ill or disabled and shall be absent from work by reason thereof, the Corporation will continue his compensation during the period of such temporary illness or disability. A temporary illness or disability is any illness or disability that is not described in Section 5(a), below.

     SECTION 5. TERMINATION OF EMPLOYMENT. During the Employment Period hereof
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set forth in Section 1 hereof, the Corporation, acting only by and through two-thirds of the entire nine-person Board of Directors (the "Requisite Board Members"), shall have the right at its option to terminate the employment of Calaway hereunder by giving ten (10) days' written notice to Calaway (except where a longer period is indicated) but only in the event any of the following occurs:

          (a) If Calaways dies or becomes unable by reason of physical disability or other incapacity to carry out or to perform his duties under this Agreement for a continuous period of six (6) consecutive months, upon thirty (30) days'

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     written notice executed by the Requisite Board Members (termination of employment pursuant to this Subsection (a) hereof shall be referred to as "Termination Without Cause"); provided, however, that in the case of such disability, the Corporation shall continue to pay Calaway his basic compensation only until such time as the disability insurance policy the Corporation has taken out on Calaway, if there is any such policy, begins to pay its benefit;

          (b) Calaway shall be deemed to have willfully, materially and persistently neglected his duties under this Agreement but only after (x) having received two written warnings signed by the Requisite Board Members, which warnings shall specify with particularity the precise problem, and specifying in detail what must be done to correct such matter so that Calaway may be given reasonable opportunity to correct such matter and (y) such matters specified as areas of neglect have not been corrected;

          (c)  the theft of the Corporation's assets by Calaway;

          (d) Calaway shall have been adjudged, pursuant to a final, nonappealable judgment, to have committed fraud upon the Corporation or shall be convicted of commission of a felony; or

          (e) the material breach by Calaway of the provisions of Sections 7 or 8 of this Agreement (termination of employment pursuant to Subsection (b) through (e) hereof shall be referred to as "Termination With Cause").

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     SECTION 6. EFFECT OF TERMINATION OF EMPLOYMENT.
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          (A)  TERMINATION WITHOUT CAUSE. In the event of a Termination Without
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     Cause (as hereinabove defined), Calaway (or Calaway's estate, as the case may be) shall be entitled to receive, from the date of termination, the full amount of all compensation payable to Calaway in accordance with the provisions and payment terms of Section 2 (a) and (c) hereof until the Normal Expiration Date, but his right to receive the compensation specified in Section 2 (b) shall cease at the date of termination.

          (B)  TERMINATION WITH CAUSE.  In the event of a Termination With Cause
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     (as hereinabove defined), Calaway shall only be entitled to receive the full amount of all compensation payable to Calaway in accordance with the provisions of Section 2 hereof through the date of termination.

     SECTION 7. CONFIDENTIALITY. Calaway agrees that in performing under the
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terms of this Agreement, he will have access to confidential and proprietary information and records of the Corporation and agrees that he shall not use, for his own account or disclose for other than proper corporate purposes, such information or records to any third party. The provisions of this Section 7 will survive the termination of this Agreement; provided, however, that Calaway's obligations under this Section 7 shall not relate to information and records of the Corporation which (a) become part of the public domain by publication or otherwise generally known in the industry through no fault or action of Calaway; or (b) at the time of receipt was known by Calaway.

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     SECTION 8. RESTRICTIONS ON COMPETITION. Calaway will not, directly or
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indirectly, including without limitation as a paid or unpaid director, officer, agent, representative, employee of or consultant to any enterprise or by acting as a proprietor of an enterprise or by holding any direct or indirect participation in any enterprises an owner, partner, limited partner, joint venturer or stockholder, (a) until this Agreement is terminated, enter into the business of generating, marketing or developing oil and gas prospects; or (b) if Calaway shall voluntarily, leave the employ of the Corporation before or upon the occurrence of the Normal Expiration, or any extension thereof pursuant to
Section 1 hereof, (x) for a period of one (1) year after this Agreement is so terminated, acquire any oil and gas leases in any prospects on which the Corporation has itself commenced acquisition of oil and gas leases as of the date of such termination, or (y) for a period of fourteen (14) months after this Agreement is so terminated acquire any oil and gas leases on any "leads" which the Corporation has identified with reasonable specificity as areas where leasing of oil, gas and mineral rights is expected to promptly commence; or (z) for a period of one year after this Agreement is so terminated, solicit or procure the employment as an agent, employee or consultant, of any person who at the time of such termination is an agent, employee or consultant of the Corporation. As used in this section, the term "prospect" and "leads" shall have the normal usage applied by the Corporation as of the date hereof. For purposes hereof, the Termination by Calaway because of the Corporation's inability or refusal to pay the compensation herein specified to be paid shall not be deemed to be a voluntary leaving of the employ of the Corporation by Calaway.

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     SECTION 9. REMEDIES. The parties hereto agree that the remedy at law for
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any breach of Calaway's obligations under Section 8 of this Agreement would be inadequate, and that any enforcing party shall be entitled to injunctive or other equitable relief in any proceeding which may be brought to enforce any provisions of Section 8.

     SECTION 10. NO WAIVER. The failure or delay on the part of the Corporation
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to exercise any power or right hereunder shall not operate as a waiver thereof, nor shall an singular or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available in equity at law.

     SECTION 11. SUCCESSORS; NON-ASSIGNABILITY. This Agreement shall inure to
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the benefit of and be binding upon the parties hereto and the successors and assigns of the Corporation, whether by merger, sale of assets or otherwise. The obligations of Calaway under this Agreement, however, are not assignable by him.

     SECTION 12. CONSTRUCTION. This Agreement shall be construed and enforced in
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accordance with the substantive laws of the State of Texas.

     SECTION 13. AMENDMENTS. No change, modification, waiver, discharge,
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amendment or addition to this Agreement shall be binding unless it is in writing and signed by the Corporation and Calaway.

     SECTION 14. NOTICES. Any notice required to be given in writing by any
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party to this Agreement shall be mailed by first-class, registered or certified mail, return receipt requested, postage and fees prepaid, and addressed as follows:

     If addressed to the Corporation:

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                         New Edge Petroleum Corporation
                         1111 Bagby, Suite 2100
                         Houston, Texas 77002

                         with copies to:

                         Bennett & Broocks
                         712 Main Street, Suite 1500 East
                         Houston, Texas 77002
                         Attn: Mr. Ben C. Broocks

                         and

                         Mr. J. Michael Gottesman
                         477 Madison Avenue, 21st Floor
                         New York, New York 10022

     If addressed to Calaway:

                         Mr. John E. Calaway
                         #14 Courtlandt Place
                         Houston, Texas 77006

Any party may, by notice in writing to the other, change the name and address to which notices or other communications to him shall be mailed. Any such notice shall be effective four (4) business days after the date of mailing by first-class, registered or certified mail, return receipt requested, postage and fees prepaid.

     SECTION 15. HEADINGS. The section and other headings contained in this
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Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.

     SECTION 16. COUNTERPARTS. This Agreement may be executed in several
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Employment Agreement on the day and year first above written.


                                        NEW EDGE PETROLEUM CORPORATION


Attest:                                 By: /s/ John Sfondrini
                                           --------------------------------
                                             John Sfondrini, Special Agent

                                        and
_____________________________
                    Secretary

                                        By: /s/ Vincent Andrews
                                           --------------------------------
                                             Vincent Andrews, Special Agent

______________________________
Witness
                                        "CALAWAY"

                                         /s/ John E. Calaway
                                        ----------------------------------
                                        JOHN E. CALAWAY

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